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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of OptiMark Holdings, Inc. on Form S-8 of our report dated March 17, 2000
(April 19, 2000 as to Note 18) appearing in the Registration Statement on Form 10 of OptiMark Holdings, Inc. (formerly Optimark Technologies, Inc.) for the year ended December 31, 1999.


/s/   Deloitte & Touche LLP

New York, NY

June 30, 2000